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EMBARGO ENDS 7AM PST / 10AM ET FEBRUARY 20, 2025

Figure Markets Launched Industry First Yield-Bearing Stablecoin as an SEC Registered Public Security

SAN FRANCISCO, Feb. 20, 2025 – Figure Markets, a leader in decentralized finance, has launched the first interest-bearing stablecoin native to a public blockchain, registered with the Securities and Exchange Commission. YLDS, a public security offered through Figure Markets’s wholly owned subsidiary, Figure Certificate Company, is a fixed price, daily accrual public security native to the Provenance Blockchain. YLDS can be transferred peer-to-peer and is backed by the same securities that prime money market funds hold.

YLDS marks a transformative shift in financial applications built on public blockchain, offering holders the ability to earn interest, transfer securities peer-to-peer, and transact 24x7. YLDS utilizes Figure Markets’s self-custody wallets, giving users control of the tokens without relying on third parties.

“We see tremendous applications for YLDS,” said Figure Markets CEO, Mike Cagney. “Exchange collateral, cross-border remittances, and payment rails are some of the immediate opportunities. But we see this as a catalyst to a much larger migration of TradFi to blockchain.”

Starting today, both individuals and institutions can purchase YLDS through Figure Markets (www.figuremarkets.com). Figure Markets – working with its sister company – has been a leader in the real-world asset (RWA) space on blockchain, supporting over

$41B in RWA transactions on the Provenance Blockchain, with over $11B in RWA total locked value on-chain. YLDS will add to that number.

“We’re excited to support YLDS on Provenance Blockchain,” said June Ou, Interim Executive Director of the Provenance Blockchain Foundation. “We expect, and will support, significant third-party developer interest to use YLDS and its fiat rails in DeFi, payments, and other applications built on Provenance Blockchain. We will also be integral in wrapping YLDS for applications on other L1 blockchains.”

YLDS pays an interest rate of SOFR minus 0.50%. Interest is accrued daily and paid monthly in USD or YLDS. Holders can buy/sell YLDS using USD and other stablecoins 24x7 on Figure Markets, and can off-ramp to fiat during US banking hours.

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About Figure Markets

Figure Markets is democratizing finance through blockchain. The company is building the exchange for everything - a decentralized custody marketplace for crypto, stocks, bonds, credit, and more. By offering best-in-class leverage, margin trading, and liquidity, Figure Markets provides members with extensive borrowing options and unique investment opportunities. With its decentralized custody exchange, they put members in control of their own assets and data, disintermediating legacy brokers, exchanges and lenders. To learn more, visit www.figuremarkets.com or their LinkedIn, Telegram, X, and Discord.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the foregoing securities. Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus which can be obtained from Figure Certificate Company at www.figuremarkets.com.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Registration with the SEC means that the SEC has made the offering effective. The SEC has not approved or disapproved these securities, nor have they passed upon the accuracy or adequacy of this offering.